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                         Exhibit 23.1




























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                CONSENT OF INDEPENDENT AUDITORS


          We consent to the use of our report dated
February 28, 1997, accompanying the financial statements of the Dean Witter Select Equity Trust Select 10 Industrial
Portfolio 97-2, included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.


                                   Deloitte & Touche LLP
                                   Deloitte & Touche LLP
February 28, 1997
New York, New York